POWER OF ATTORNEY
                 PORTLAND GENERAL ELECTRIC COMPANY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1997, with the Securities and Exchange Commission, the undersigned director(s) of the Company hereby constitute and appoint Alvin L. Alexanderson, Steven N. Elliott and Joseph E. Feltz, and each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of March, 1998.



                                                  \S\   KEN   L.   HARRISON

                                                    Ken L. Harrison

                         POWER OF ATTORNEY
                 PORTLAND GENERAL ELECTRIC COMPANY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1997, with the Securities and Exchange Commission, the undersigned director(s) of the Company hereby constitute and appoint Alvin L. Alexanderson, Steven N. Elliott and Joseph E. Feltz, and each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 24th day of March, 1998.



                                                  \S\   JOSEPH   M.   HIRKO

                                                    Joseph M. Hirko

                         POWER OF ATTORNEY
                 PORTLAND GENERAL ELECTRIC COMPANY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1997, with the Securities and Exchange Commission, the undersigned director(s) of the Company hereby constitute and appoint Alvin L. Alexanderson, Steven N. Elliott and Joseph E. Feltz, and each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of March, 1998.



                                                   \S\   KENNETH   L.   LAY

                                                    Kenneth L. Lay

                         POWER OF ATTORNEY
                 PORTLAND GENERAL ELECTRIC COMPANY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1997, with the Securities and Exchange Commission, the undersigned director(s) of the Company hereby constitute and appoint Alvin L. Alexanderson, Steven N. Elliott and Joseph E. Feltz, and each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1998.



                                                 \S\  JAMES V. DERRICK, JR.

                                                    James V. Derrick, Jr.

                         POWER OF ATTORNEY
                 PORTLAND GENERAL ELECTRIC COMPANY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1997, with the Securities and Exchange Commission, the undersigned director(s) of the Company hereby constitute and appoint Alvin L. Alexanderson, Steven N. Elliott and Joseph E. Feltz, and each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place, and stead of the undersigned, in any and all capacities, to sign, execute, and file such Annual Report on Form 10-K, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1998.



                                                 \S\  JEFFREY  K.  SKILLING

                                                    Jeffrey K. Skilling